EXHIBIT 10.24

THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (B) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF OR THEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER SIMILAR SECURITIES LAW.



                        EMPIRE FINANCIAL HOLDING COMPANY

               CONVERTIBLE UNSECURED NON-NEGOTIABLE NOTE DUE 2006


$____________                                                  December 31, 2003

         FOR VALUE RECEIVED, Empire Financial Holding Company, a Florida corporation (the "Company"), promises to pay to __________________ or permitted assigns (the "Holder"), the principal amount of _____________________ dollars ($______), and to pay interest on the unpaid principal amount hereof at the rate set forth in Section 3.

         This Note is subject to the following terms and conditions:

         1. PAYMENT OF NOTE. The Company will punctually pay or cause to be paid the principal and interest on this Note at the dates and places and in the manner specified herein. Any sums required by law for taxes to be withheld from any payment of principal or interest on this Note may be withheld by the Company and paid over in accordance therewith. Such payment or deposit will be deemed payment to the Holder.

         2. INTEREST. Interest shall be paid to the Holder in arrears semi-annually on the unpaid principal amount hereof from time to time outstanding at the rate per annum of ten percent, which interest shall be payable on June 30 and December 31, commencing on June 30, 2004 (each an "Interest Payment Date") until this Note is repaid in full.

         3. PAYMENT OF PRINCIPAL. If this Note is not converted into shares of the common stock, $.01 par value (the "Common Stock"), of the Company, in accordance with Section 4, the

                                                                   Maker:_______
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entire outstanding principal amount of this Note, together with accrued and unpaid interest thereon, shall be due and payable on December 31, 2006 (the "Maturity Date"). The Company may elect to pay the entire outstanding principal amount of this Note, together with accrued and unpaid interest thereon, at any time before the Maturity Date without a prepayment penalty by giving the Holder at least 20 days prior written notice.

         4. CONVERSION

         (a) VOLUNTARY CONVERSION. At anytime at the written election of the Holder, which election shall be effective as of a date no later than ten days after the date of such notice (the "Effective Date"), the then outstanding principal amount of this Note may be converted, in whole or part, into shares of Common Stock (the "Note Shares"). At the time of election, the Holder shall surrender to the Company the original of this Note. If less than the entire principal amount of this Note shall be converted into Note Shares, the Company shall issue a new Note in the principal amount not so converted.

         (b) CONVERSION PRICE. The "Conversion Price" of this Note shall initially be $2.00 per share; provided, that such Conversion Price shall be subject to adjustment as provided herein.

         (c) RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note.

         (d) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price and the number of shares of Common Stock issuable upon conversion of this Note shall be adjusted from time to time as follows:

                  (i) If, at any time, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. If, at any time, the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Such adjustment shall be effective on the date on which such corporate action shall become effective.

                  (ii) If, at any time, the Company shall pay a dividend or make a distribution on any class or series of capital stock of the Company in (A) shares of Common Stock, (B) rights to subscribe for, or any rights or options to purchase, Common Stock or any other securities convertible into or exchangeable for Common Stock or (C) securities convertible into or exchangeable for Common Stock, then the Conversion Price in effect immediately prior to such event, or, if determined, the record date therefor, shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock theretofore outstanding and the denominator of which shall be the sum of (x) the number of shares of Common Stock theretofore outstanding and (y) the total number of shares of Common Stock issued or issuable in connection with such dividend or distribution. Such adjustment shall become effective as of the earlier of the record date or effective date for such dividend or distribution.

                                                                   Maker:_______
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                  (iii) If the Common Stock issuable upon the conversion of this
         Note shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4(d)(i), a stock dividend provided for in Section 4(d)(ii) or a consolidation, merger or sale of assets provided for in Section 4(d)(iv) hereof), then, in each such event, the Holder of this Note shall have the right thereafter to convert such share into the kind and amount of shares of stock or other securities or property receivable by holders of Common Stock upon such reorganization, reclassification or other change on the basis of the number of shares of Common Stock into which this Note would have been converted immediately prior to such reorganization, reclassification or change. Such adjustment shall be made successively whenever any such event shall occur as described herein.

                  (iv) In the event of any consolidation or merger of the Company or the sale of all or substantially all of the assets of the Company, then, and in such event, this Note shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of this Note would have been entitled immediately prior to such consolidation, merger or sale. In such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth in this Section 4(d) with respect to the rights thereafter of the Holder of this Note so that the provisions set forth in this Section 4(d) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note. Such adjustment shall be made successively whenever any such event shall occur as described herein.

                  (v) If, at any time, the Company shall pay or make any dividends or other distributions (including, without limitation, any evidences of indebtedness, shares of capital stock of any class or series or other securities or assets) on the Common Stock, other than dividends or distributions referred to in Section 4(d)(ii), then, and in each such case, the Conversion Price in effect immediately prior to such event, or if determined, the record date therefor, shall be adjusted so that the Holder of this Note surrendered for conversion shall be entitled to receive such dividends or other distributions which such Holder would have owned or have been entitled to receive after the occurrence of any of the above-mentioned events if this Note had been surrendered for conversion immediately prior to the happening of such event or, if determined, the record date therefor. Such adjustment shall become effective as of the earlier of the record date or effective date of the event.

         (e) NOTICES OF ADJUSTMENTS. Upon the occurrence of each adjustment of the Conversion Price, the Company, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Note a certificate, prepared by the chief financial officer of the Company, showing (A) such adjustment or readjustment and stating, in detail, the facts upon which such adjustment or readjustment shall be based, (B) the Conversion Price at the time in effect and (C) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note.

                                                                   Maker:_______
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         (f) ISSUANCE OF NOTE SHARES. The conversion shall be deemed effective as of the Effective Date. As soon as practicable after the Effective Date, the Company will instruct its transfer agent to issue and deliver to the Holder, a certificate(s) for the number of Note Shares to which the Holder shall be entitled as aforesaid and will deliver to the Holder such other securities or dividends or distributions to which the Holder is entitled to receive pursuant to the terms of this Note. As of the Conversion Date, (i) the Holder shall be deemed to have become the holder of record of the number of Note Shares issuable upon the conversion, (ii) this Note shall become void and of no effect, and
(iii) interest on this Note shall cease to accrue. In addition to the foregoing, at the time that the Company delivers the certificate representing the Note Shares to the Holder, the Company shall also pay in cash to the Holder all accrued and unpaid interest on the Note.

         (g) NO FRACTIONAL SHARES. No fractional Note Shares shall be issuable upon conversion of this Note. If the conversion of this Note would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded up to the nearest whole share of Common Stock.

         (h) ISSUE TAXES. The Holder shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Note Shares.

         5. DEFAULT

         (a) DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (each an "Event of Default") hereunder:

                  (i) if the Company becomes insolvent or makes an assignment for the benefit of creditors;

                  (ii) if there shall be filed by or against the Company any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or any proceeding shall be commenced with respect to the Company under any insolvency, readjustment of debt, reorganization, dissolution, liquidation or similar law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity), provided that in the case of any involuntary filing or the commencement of any involuntary proceeding against the Company such proceeding or petition shall have continued undismissed and unvacated for 90 days; or

                  (iii) if any petition or application to any court or tribunal, at law or in equity, shall be filed by or against the Company for the appointment of any receiver for the Company or any material part of the property of the Company, provided that in the case of any involuntary filing against the Company, such proceeding or appointment shall have continued undismissed and unvacated for 90 days; or

                  (iv) if the Maker shall fail for any reason to make any payment of principal and interest hereunder when due; provided, however, that Maker shall have five business days to make such payment after the Holder provides written notice to the Maker that such payment was not received by the Holder.

                                                                   Maker:_______
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

         (b) REMEDIES UPON DEFAULT. If any Event of Default shall occur for any reason, then and in any such event, in addition to all rights and remedies of the Holder under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Holder may, at its option, declare any or all amounts owing under this Note to be due and payable, whereupon the then unpaid balance hereof, together with all accrued and unpaid interest thereon, shall forthwith become due and payable.

         6. OTHER PROVISIONS RELATING TO RIGHTS OF THE HOLDER OF THIS NOTE

         (a) RIGHTS OF THE HOLDER OF THIS NOTE. This Note shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company. This Section 6(a) shall not affect the rights of the Holder in its capacity as a shareholder of the Company upon conversion of this Note and issuance to the Holder of the Note Shares pursuant to Section 4.

         (b) LOST, STOLEN, MUTILATED OR DESTROYED NOTE. If this Note shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen, or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen, or destroyed but only upon receipt of evidence (which may consist of a signed affidavit of the Holder), of such loss, theft, or destruction of such Note, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

         (c) PERMITTED ASSIGNMENTS. This Note shall not be assignable by the Holder.

         7. SECURITIES LAW COMPLIANCE

         (a) RESTRICTIONS ON TRANSFER. The Holder and the Company understand that each of (i) the conversion this Note and (ii) the ability of the Company to issue the Note Shares is subject to full compliance with the provisions of all applicable securities laws and the availability thereunder of an exemption from registration, and that the certificates evidencing the Note Shares, shall bear a legend substantially to the effect of the legend on the first page hereof.

         (b) COMPLIANCE WITH LAWS. The Holder agrees to comply with all applicable laws, rules and regulations of all federal and state securities regulators, including but not limited to, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and applicable state securities regulators with respect to disclosure, filings and any other requirements resulting in any way from the issuance or conversion of this Note.

         (c) REPRESENTATIONS OF THE COMPANY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and perform this Note. This Note has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and

                                                                   Maker:_______
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

binding obligation of the Company enforceable against it in accordance with its terms. The execution, delivery, and performance of this Note will not (a) violate in any material respect any federal, state, county, or local law, rule, or regulation applicable to the Company or its properties, or (b) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required in connection with the execution, delivery or performance of this Note by the Company. On the Effective Date, the Note Shares will be duly authorized by the Company, validly issued, fully paid, and nonassessable. None of such Note Shares will be issued by the Company to the Holder in violation of any preemptive or preferential rights of any person.

         8. OTHER MATTERS

         (a) BINDING EFFECT; ASSIGNMENT. The provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company.

         (b) MODIFICATION; WAIVER. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. Any waiver must be in writing. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

         (c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt if to (i) the Company, to Empire Financial Holding Company, 1385 West State Road 434, Longwood, Florida 32750 and (ii) the Holder, to _________________________________________________
(or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10(d)). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         (d) SEVERABILITY. If any provision of this Note is invalid, illegal, or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. The rate of interest on this Note is subject to any limitations imposed by applicable usury laws.

                                                                   Maker:_______
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         (e) HEADINGS. The headings in this Note are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Note.

         (f) GOVERNING LAW. This Note shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws rules or principles.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by the undersigned officer thereunto duly authorized.

                                        EMPIRE FINANCIAL HOLDING COMPANY



                                        By: _________________________
                                            Donald A Wojnowski Jr.
                                            President



                                                                   Maker:_______
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